Exhibit  10.1  Federal  Trade  Commission  Settlement  Agreement

                                        |---------------------------|
                                        | X FILED        LODGED     |
                                        | -            -            |
                                        |   RECEIVED     COPY       |
                                        | -            -            |
                                        |          JUL 30 2001      |
                                        |                           |
                                        |  CLERK US DISTRICT COURT  |
                                        |    DISTRICT OF ARIZONA    |
                                        | BY /s/           DEPUTY   |
                                        |    -------------          |
                                        |---------------------------|

                          UNITED STATES DISTRICT COURT
                      DISTRICT OF ARIZONA, PHOENIX DIVISION

______________________________________
                                      )
Federal  Trade Commission,            )     CV- No. 00-1210 PHX  SMM
                                      )
              Plaintiff,              )     STIPULATED  FINAL  JUDGMENT
                                      )     AND  ORDER  FOR  PERMANENT
         v.                           )     INJUNCTION  AND  OTHER
                                      )     EQUITABLE  RELIEF
                                      )     AS  TO  DEFENDANTS  YP.NET,
YP.Net,  Inc., et al.,                )     TELCO BILLING,  PUBLICATION
                                      )     MANAGEMENT,  WILLIAM
              Defendants.             )     O'NEAL,  AND  GREGORY  CRANE
______________________________________)

     Plaintiff, Federal Trade Commission ("FTC" or "Commission"), having filed its Complaint for permanent injunction and other relief in this matter, pursuant to Sections 5(a) and 13(b) of the Federal Trade Commission Act ("FTC Act"), 15 U.S.C. Sec.Sec. 45(a) and 53(b), and the parties having agreed to settle this action without adjudication or admission of any issue of fact or law, therefore, pursuant to stipulation of the parties, it is hereby ORDERED, ADJUDGED, AND DECREED as follows:

                                    FINDINGS
                                    --------

     1. This Court has jurisdiction of the subject matter of this case and of the parties hereto.
     2. Venue is proper as to all parties in the District of Arizona under 15 U.S.C. Sec. 53(b), and 28 U.S.C. Sec.Sec. 1391(b) and (c).
     3. The alleged activities of Defendants (as "Defendants" are defined below) are in or affecting commerce, as defined in the FTC Act, 15 U.S.C. Sec. 44.

     4. The Complaint states a claim upon which relief may be granted against Defendants under Sections 5(a) and 13(b) of the Federal Trade Commission Act, 15 U.S.C. Sec.Sec. 45(a) and 53(b). There have been no findings or admissions of any wrongdoing by the Defendants.
     5. The Commission and Defendants, by and through their counsel, have agreed that the entry of this Order resolves all matters arising from the allegations of the Complaint in this action. This Order supersedes all prior Orders in this matter.
     6. Defendants waive all rights to seek judicial review or otherwise challenge or contest the validity of this Order.
     7.   Entry  of  this  Order  is  in  the  public  interest.

                                      ORDER
                                      -----

                                   DEFINITIONS

1. "DEFENDANTS" means Gregory B. Crane, William D. O'Neal, YP.Net, Inc., Telco Billing, Inc., d/b/a Yellow-Page.Net, and Publication Management, Inc.
2. "DOCUMENT" is equal in scope and synonymous in meaning to the usage of the term in Federal Rule of Civil Procedure 34(a), and includes writings, drawings, graphs, charts, photographs, audio and video recordings, computer records, and any other data compilations from which information can be obtained.
3. "INTERNET" means a worldwide system of linked computer networks that use a common protocol (TCP/IP) to deliver and receive information. The "Internet" includes, but is not limited to, the following forms of electronic communication: file transfers, electronic mail, the World Wide Web, newsgroups, Internet Relay Chat, audio, and video.

4. "LEC" OR "LOCAL EXCHANGE CARRIER" means the local telephone company from which a consumer or entity receives its telephone bill.
5. "SOLICITATION CHECK" means any check that, if deposited or cashed by the consumer, signs the consumer up for any Internet-related goods or services, sold by Defendants.
6. "WEB SITE" is a set of electronic documents, usually a home page and subordinate pages, readily viewable on computer by anyone with access to the Internet, standard software, and knowledge of the web site's location or address.
7. "WEB PAGE" is a single electronic file or document displayed on the World Wide Web that includes at least the following elements: copy, graphics, layout, and internal technical design.
8. "INTERNET-RELATED SERVICES" means any product or service that assists persons to access, use, browse, advertise on, communicate through, or do business on the Internet, including, but not limited to: design, hosting and maintenance of web pages and web sites, providing Internet access or e-mail accounts, and establishing domain names and virtual domain names.
9.   "RECEIVER  FEES"  means  fees  and  costs  incurred by the former Temporary
     Receiver, Lawrence J. Warfield, and his representatives, including attorneys and consultants.

                               PROHIBITED CONDUCT
                               ------------------
                                       I.
                      INJUNCTION AGAINST MISREPRESENTATIONS
                      -------------------------------------

     IT IS THEREFORE ORDERED that in connection with the advertising, promotion, offering for sale, sale or provision of any goods or service, Defendants are hereby permanently restrained and enjoined from making or assisting in the making of, expressly or by implication, orally or in writing, any false or misleading statement or representation of material fact, including, but not limited to, representations that:
A. Consumers can obtain a monetary rebate from Defendants without incurring any obligations to Defendants; and
B. Defendants have a prior or ongoing business relationship with consumers.

                                       II.
           INJUNCTION AGAINST USING REBATE CHECKS TO SOLICIT CUSTOMERS
           -----------------------------------------------------------

     IT IS FURTHER ORDERED that Defendants are hereby permanently restrained and enjoined from sending consumers any solicitation check that uses the term "rebate," or any term that represents that Defendants have a prior or ongoing relationship with consumers, if that is not the case.

                                      III.

                              REQUIRED DISCLOSURES
                              --------------------
     IT IS FURTHER ORDERED that in connection with the advertising, promotion, offering for sale, sale or provision of any goods or service, Defendants are permanently restrained and enjoined from failing to disclose, clearly and conspicuously:

A. On the front of any solicitation check, or on the front of any stub attached to the check, a statement that notifies the payee that the check is part of a "solicitation" or that by cashing the check, the payee will become obligated to pay for a good or service;
B. On the back of the solicitation check, and above the endorsement line, a statement that notifies the payee of the amount and frequency of the charge that Defendants will impose if the payee deposits or endorses the check;
C. In connection with any solicitation check that uses a "walking fingers" logo, the statement in close proximity to the logo, in each place where the logo appears: "Not affiliated with any local or long distance phone company", or "Not affiliated with any phone company". Provided however, that if Defendants do in fact become affiliated with any telephone company, in such statement, Defendants may indicate the specific company affiliation as follows: "Affiliated with [name of telephone company], but may not be affiliated with your phone company" ; and
D. In a letter or statement attached to or enclosed with the solicitation check, all the material terms associated with depositing or endorsing the solicitation check, including: 1) a statement that Defendants will impose a charge if the payee deposits or endorses the check; 2) the amount, billing method, and frequency of the charge; 3) a description of the goods or services provided for the charge; and 4) an explanation of how to cancel and obtain a full refund within one hundred twenty (120) days of depositing the check, including a customer service telephone number for inquiries and/or cancellations.

                                       IV.
                    REQUIRED CONFIRMATIONS AND CANCELLATIONS
                    ----------------------------------------

     IT IS FURTHER ORDERED that Defendants shall send all consumers who deposit solicitation checks from Defendants after the date of this Order, a written communication, sent by mail, confirming their agreement to purchase Defendants' services. Defendants shall send this communication within eighty (80) days after the date that a consumer deposited the solicitation check. The communication shall clearly and conspicuously state: 1) the good or service purchased; 2) the billing method and price; 3) the procedures for canceling and obtaining a full refund within one hundred twenty (120) days of depositing the solicitation check; and 4) the name, address, and telephone number that will appear on the consumer's Internet yellow page listing.

                                       V.
                                CONSUMER NOTICES
                                ----------------

     IT  IS  FURTHER  ORDERED  that:
A. YP.Net shall, within thirty (30) days of the entry of this Order, mail a written notice and Refund Application, in the forms appended as Attachments A and B to this Order, to all YP.Net's current customers that signed up for YP.Net's services after April 1, 2000 by cashing a solicitation check sent before July 14, 2000.
B. Consumers shall have forty-five (45) days from the date YP.Net sent the notice to mail back a completed Refund Application, in the form appended as Attachment B to this Order. YP.Net shall provide a pre-addressed envelope with the notice and Refund Application.
C. Within sixty (60) days of receiving refund requests, YP.Net shall issue to each consumer the $25.00 refund referenced in Attachments A and B, provided that the consumer has not already received a refund.

D. Within fifteen (15) days after they have mailed the notices, YP.Net shall submit an affidavit to the FTC, which shall, at a minimum, affirm the following: 1) the means used by Defendants to generate the list of consumers eligible to receive a notice; 2) the means used by Defendants to ensure that consumers' addresses are accurate; and 3) the number of notices sent and the dates on which they were sent.
E. Within thirty (30) days after it has mailed the notices, YP.Net shall submit an affidavit to the FTC, which shall affirm the following: 1) the number of notices returned by the Post Office as undeliverable; and 2) with respect to any such returned notices, the reasonable efforts made by YP.Net, such as calling the telephone number that was billed or obtaining updated information through the U.S. Post Office or other national databases, to obtain valid addresses for those consumers and mail notices to such addresses.
F. Within sixty (60) days of the issuance of the refunds YP.Net shall provide a report to the FTC describing the actions taken by YP.Net in compliance with this Section of the Order; the report shall also include a list of the names of consumers who received refunds, their addresses, and the amount of refunds they received, as well as the list of consumers who could not be contacted by mail or telephone. This report shall also contain a list of any customers whose refund request was denied, and the reason for the denial.

                              GENERAL REQUIREMENTS
                              --------------------
                                      VI.

                ACKNOWLEDGMENT OF RECEIPT OF ORDER BY DEFENDANTS

     IT IS FURTHER ORDERED that, within five (5) business days after receipt by Defendants of this Order as entered by the Court, each Defendant shall submit to the Commission a truthful sworn statement, in the form shown on Attachment C to this Order, that shall acknowledge receipt of this Final Order.

                                      VII.

                      DISTRIBUTION OF ORDER BY DEFENDANTS

     IT IS FURTHER ORDERED that, for a period of three (3) years from the date of entry of this Order, each Defendant shall:
A. Provide a copy of this Order to, and obtain a signed and dated acknowledgment of receipt, or proof of service, from each officer, director, and each individual serving in a management capacity, whether designated as employees, consultants, independent contractors, or otherwise, immediately upon employing or retaining any such persons, for any business where:
     (1) A Defendant is the majority owner of the business or directly or indirectly manages or controls the business, and where
     (2)  The  business  uses  solicitation  checks;  and
B. Maintain and upon reasonable notice, make available to representatives of the Commission, the original signed and dated acknowledgments of the receipt, or proof of service, of copies of this Order, as required in Subsection (A) of this Paragraph.

                                      VIII.

                            RECORD KEEPING PROVISIONS

     IT IS FURTHER ORDERED that, for a period of three (3) years from the date of entry of this Order, Defendants, in connection with any business where:

     (1) A Defendant is the majority owner of the business or directly or indirectly manages or controls the business, and where
     (2) The business uses solicitation checks are hereby restrained and enjoined from failing to create, and from failing to retain for a period of three (3) years following the date of such creation, unless otherwise specified:
A. Books, records, and accounts that, in reasonable detail, accurately and fairly reflect the cost of goods or services sold, revenues generated, and the disbursement of such revenues;
B. Records accurately reflecting: the name, address, and telephone number of each person employed by such business, including independent contractors; that person's job title or position; the date upon which the person commenced work; and the date and reason for the person's termination, if applicable. The businesses subject to this Paragraph shall retain such records for any terminated employee for a period of two (2) years following the date of termination;
C. Records containing the names, addresses, phone numbers, dollar amounts paid, quantity of items and services purchased, and description of the items and services purchased, for all consumers to whom such business sold, invoiced, or shipped any goods and services;
D. Records that reflect, for every consumer complaint or refund request, received:
     1. The consumer's name, street address, telephone number, and dollar amount paid by the consumer;
     2. The complaint or refund request, if any, and the date of the complaint or refund request;

     3. The basis of the complaint, if any, including the name of any salesperson complained against, and the nature and result of any investigation conducted concerning the complaint;
     4.   Each  response  by  Defendant  and  the  date  of  the  response;
     5.   Any  final  resolution  and  the  date  of  the  resolution;  and
     6. In the event of a denial of a refund request, the reason for the denial; and
E. Copies of all sales scripts, training materials, advertisements, or other marketing materials used by Defendants; provided that copies of all sales scripts, training materials, advertisements, or other marketing materials utilized shall be retained for three (3) years after the last date of dissemination of any such materials.

                                       IX.

                       COMPLIANCE REPORTING BY DEFENDANTS

     IT IS FURTHER ORDERED that, in order that compliance with the provisions of this Order may be monitored:
A. For a period of three (3) years from the date of entry of this Order, each Defendant shall notify the Commission of the following:
     1. Any changes in Defendant's business address, mailing addresses, and telephone numbers, within twenty (20) days of the date of such change;
     2. Any changes in the employment status (including self-employment) of any individual Defendant, within ten (10) days of such change. Such notice shall include the name and address of each business that the individual Defendant is employed by, or operates, a statement of the nature of the business, and a statement of the individual Defendant's duties and responsibilities in connection with the business or employment;

     3. Any change in the structure of each Defendant, such as creation, incorporation, dissolution, assignment, sale, merger, dissolution of subsidiaries, filing of a bankruptcy petition, or change in the corporate name or address, or any other change that may affect compliance obligations arising out of this Order, within thirty (30) days of the effective date of any change;
B. Within one hundred eighty (180) days after the date of entry of this Order, each Defendant shall provide a written report to the FTC, sworn to under penalty of perjury, setting forth in detail the manner and form in which it has complied and is complying with this Order. This report shall include, but not be limited to:
     1. Each individual Defendant's then current employment and business address, mailing addresses, and telephone numbers; the individual Defendant's title and responsibilities for each such employer or business;
     2. Each corporate Defendant's then current business addresses and telephone numbers, a description of the business activities of each such employer or business, including a description of its marketing methods and goods and services sold, and a list of the names of all current officers and managers;

     3. A copy of each acknowledgment of receipt of this Order obtained by each Defendant pursuant to Section VII of this Order;
     4. A statement describing the manner in which each Defendant has complied and is complying with this Order;
C. Upon written reasonable request by a representative of the Commission, each Defendant shall submit additional written reports (under oath, if requested) and produce documents on fifteen (15) days notice with respect to any conduct subject to this Order;
D. For the purposes of this Order, each Defendant shall, unless otherwise directed by the Commission's authorized representatives, mail all written notifications to the Commission to:

          Associate  Director
          Division  of  Marketing  Practices
          Federal  Trade  Commission,  Room  238
          600  Pennsylvania  Avenue,  N.W.
          Washington,  D.C.  20580
          Re: FTC  v.  YP.Net,  Inc.,  et  al.,  CV-  No.  00-1210  PHX  SMM
              --------------------------------

E. For purposes of the compliance reporting required by this Paragraph, the Commission is authorized to communicate directly with Defendants unless or until a Defendant informs the Commission that the Defendant is represented by counsel and would prefer that the Commission communicate directly with the Defendant's counsel.

                                       X.

                  COMMISSION'S AUTHORITY TO MONITOR COMPLIANCE

     IT IS FURTHER ORDERED that the Commission is authorized to monitor Defendants' compliance with this Order by all lawful means, including, but not limited to, the following:
A. For a period of three (3) years from the date of entry of this Order, the Commission is authorized, without further leave of court, to obtain discovery from any person in the manner provided by Chapter V of the Federal
Rules of Civil Procedure, Fed. R. Civ. P. 26-37, and the Local Rules of this Court, including the use of compulsory process pursuant to Fed. R. Civ. P. 45, for the purpose of monitoring Defendants' compliance with any provision of this Order;
B. The Commission is authorized to use representatives posing as consumers or suppliers to Defendants, Defendants' employees, or any other entity managed or controlled in whole or in part by Defendants, without the necessity of identification or prior notice, as allowed by federal law; and
C. Nothing in this Order shall limit the Commission's lawful use of compulsory process, pursuant to Sections 9 and 20 of the FTC Act, 15 U.S.C. Sec.Sec. 49 and 57b-1, to determine whether Defendants have violated any provision of this Order or Section 5 of the FTC Act, 15 U.S.C. Sec. 45.

                                       XI.

                          ACCESS TO BUSINESS PREMISES

     IT IS FURTHER ORDERED that, for a period of three (3) years from the date of entry of this Order, for the purpose of further determining compliance with this Order, Defendants shall permit representatives of the Commission, within four (4) business days of receipt of written notice from the Commission:
A. Access during normal business hours to any office, or facility storing documents, of any business where:
     (1) A Defendant is the majority owner of the business or directly or indirectly manages or controls the business, and where
     (2) The business uses solicitation checks. In providing such access, Defendants shall permit representatives of the Commission to inspect and copy all unprivileged documents relevant to any matter contained in this Order; and shall permit Commission representatives to remove such documents relevant to any matter contained in this Order for a period not to exceed two (2) business days so that the documents may be inspected, inventoried, and copied; and
B. To interview the owners, officers, directors, and employees, including all personnel involved in responding to consumer complaints or inquiries, and all sales personnel, whether designated as employees, consultants, independent contractors or otherwise, of any business to which Subsection (A) of this Paragraph applies, concerning matters relating to compliance with the terms of this Order. The person interviewed may have counsel present, and counsel for Defendants may be present as well.

                                      XII.

                  COMPENSATION OF RECEIVER; RETURN OF DOCUMENTS
                  ---------------------------------------------

     IT  IS  FURTHER  ORDERED  that:
A.       All  Receiver  fees,  allowed  by the Court, shall be paid by Defendant
YP.Net.
B. The Receiver shall return to Defendants all documents removed from Defendants' premises, and any copies thereof.

                                      XIII.

                               EXONERATION OF BOND
                               -------------------

     IT IS FURTHER ORDERED that the bond posted by Defendant Crane pursuant to the Preliminary Injunction is hereby exonerated.

                                      XIV.

                                      COSTS
                                      -----

      IT IS FURTHER ORDERED that each party shall bear its own costs and attorneys' fees incurred in connection with this action.

                                       XV.

                            RETENTION OF JURISDICTION
                          ---------------------------

     IT IS FURTHER ORDERED that this Court shall retain jurisdiction of this matter for the purpose of enabling the parties to apply to the Court at any time for such further orders and directives as may be necessary or appropriate for the interpretation or modification of this Order, for the enforcement of compliance therewith, or for the punishment of violations thereof.

                                      XVI.

                              COMPLETE SETTLEMENT
                              --------------------

     The parties hereby consent to entry of the foregoing Order which shall constitute a final judgment and order in this matter. The parties further stipulate and agree that the entry of the foregoing Order shall constitute a full, complete and final settlement of this action. Defendants waive any rights they may have under the Equal Access to Justice Act, 28 U.S.C. Sec. 2412.

SO  ORDERED,  this  26th  day  of  July,  2001,  at  10:40 A.M., Phoenix, AZ.

Stephen McNaee
----------------------------
United  States  District  Judge

FOR  DEFENDANTS                            FOR  THE  COMMISSION


/s/ Angelo Tullo                           /s/ Tracey  L.  Brown
----------------------------               ------------------------------
Angelo Tullo                               Tracey  L.  Brown
Chairman  of  the  Board                   Michael  P.  Mora
for  Defendant  YP.Net, Inc                Attorneys  for  the  Plaintiff
Federal  Trade  Commission

/s/ Randy  Papetti
----------------------------
George  L.  Paul
Randy  Papetti
Counsel  for  Defendant  YP.Net


/s/ Daniel  Madero
----------------------------
Daniel  Madero
Director  of  Operations
for  Defendant  Telco  Billing,  Inc.


/s/ George  L.  Paul
----------------------------
George  L.  Paul
Randy  Papetti
Counsel  for  Defendant  Telco  Billing,  Inc.


/s/ Allen  B.  Bickart
----------------------------
Allen  B.  Bickart
for  Defendant  Publication  Management,  Inc.


/s/ William  D.  O'Neal
----------------------------
Defendant  William  D.  O'Neal


/s/ Tyrell  Taber
----------------------------
Tyrell  Taber
Counsel  for  William  D.  O'Neal


/s/ Gregory  B.  Crane
----------------------------
Defendant  Gregory  B.  Crane


/s/ Burton  M.  Bentley
----------------------------
Burton  M.  Bentley
Counsel  for  Gregory  B.  Crane

                                  ATTACHMENT A

                         YELLOW-PAGE.NET CUSTOMER NOTICE


Re:     Billing  for  Yellow-Page.Net  Internet  yellow  page  services.

Date:

Dear  Advertiser:

     As a Yellow-Page.Net customer, you are currently being billed $12.50 a month by Yellow-Page.Net for your Internet yellow page preferred listing either on your telephone bill or by direct invoice. Concerns have been raised about whether customers intended to sign up for our services or were signed up by an unauthorized representative of your company. We are, therefore, writing to ensure that you (or a representative of your company or organization) previously authorized charges for our services.

     According to our records, we mailed you a promotional Instant Cash Rebate Sign Up Check. When the check was deposited, we began to bill you. If, however, your company or organization did not knowingly authorize these charges, you may be eligible for a $25.00 refund. If you would like to submit a refund request, please complete the Refund Application and Declaration. Submitting a Refund Application and Declaration will cancel your Yellow-Page.Net listing, and prevent future charges from appearing on your telephone bill.

     We apologize for this notice, but want to ensure that you are one of our satisfied customers. If you have any questions about this notice or would like to discuss our many services, please call our Customer Service Center at 1-800-300-3209 or visit our Web site at www.YP.Net.
                                               -----------

     Thanks.


____________________
Yellow-Page.Net
4840  East  Jasmine  Street
Mesa,  Arizona  85205

                                  ATTACHMENT B

                   CUSTOMER REFUND APPLICATION AND DECLARATION

     In order to obtain any refund for Yellow-Page.Net's services please complete the declaration below:

I,________________________,  hereby  state  and  affirm  as  follows:
     [Name]

1. My name is (please print). I hold the title of_________________ at the company or organization of _____________, which has been charged for Yellow-Page.Net services.

2.   The  charges  to  date  total  $__________.

3.   The  charges  date  from________  to  _______.

4.   The  charges  appeared  on  bills  for  phone  number:(  )_____-______.

5. My company or organization has not been issued a refund from Yellow-Page.Net, or its telephone company.

6. My company or organization would like to terminate any relationship with Yellow-Page.Net, stop any future billing, and obtain a refund of $25.00.

7. The individual at my company or organization who cashed the promotional Instant Cash Rebate - Sign Up Check from Yellow-Page.Net did not know that doing so signed the company up for Yellow-Page.Net's services or was unauthorized to act on behalf of my company or organization.

     I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct.

____________________________       DATED  this  ___ day  of  ____________, 2001.
  [Signature]


Address:____________________          Contact  Phone  No.:  (   )____-______
        ____________________          Contact  Fax  No.:    (   )____-______
        ____________________          Contact  E-mail:       _______________

                                  ATTACHMENT C

                          UNITED STATES DISTRICT COURT
                      DISTRICT OF ARIZONA, PHOENIX DIVISION
______________________________________
                                      )
Federal  Trade  Commission,           )      CV-  No.  00-1210  PHX  SMM
                                      )
                Plaintiff,            )     DECLARATION  OF
                                      )     DEFENDANT
      v.                              )
                                      )
                                      )
YP.Net,  Inc.,  et  al.,              )
                                      )
                Defendants.           )
______________________________________)


I,_______________,  hereby  state  and  affirm  as  follows:
     [Name]

1. My name is______________, and I am a defendant in FTC v. YP.Net, Inc., et al., which has been filed in the District of Arizona.
2. On ____________ , I received a copy of the Order, which was signed by the Honorable ______________________ and entered by the Court on _____________ 2001.
A true and correct copy of the Order I received is appended to this Declaration.
     I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct.


                                       _________________________
                                       Signature